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                                                                   EXHIBIT 10.13

                                                                          PAGE 1

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       ________________________________

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF APRIL, A.D. 1995, AT 1:30 O'CLOCK P.M.

                                              /s/ Edward J. Freel
                                    (SEAL)    ----------------------------------
                                              Edward J. Freel Secretary of State

2500922 8100                                  AUTHENTICATION:            7481708
950087614                                               DATE:           04-24-95
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                      CERTIFICATE OF LIMITED PARTNERSHIP

                                      OF

                 CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.

          This Certificate of Limited Partnership of Charter Communications Entertainment I, L.P. (the "Partnership"), dated as of April 19, 1995, is being duly executed and filed by CCA Holdings Corp., a Delaware corporation, as general partner, to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, Title 6 Delaware Code, Chapter 17.

          1. The name of the limited partnership is Charter Communications Entertainment I, L.P.

          2. The address of the Partnership's registered office in the State of Delaware is the Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the Partnership's registered agent for service of process at such address is The Corporation Trust Company.

          3. The name and business address of the sole general partner of the Partnership is:

                     CCA Holdings Corp.
                 c/o Charter Communications, Inc.
                     12444 Powerscourt Drive
                     St. Louis, Missouri 63131

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Charter Communications Entertainment I, L.P. as of the date first above written.

                                        CHARTER COMMUNICATIONS
                                             ENTERTAINMENT I, L.P.

                                        By: CCA Holdings Corp.,
                                            general partner

                                            By: /s/ Neil A. Torpey
                                               -----------------------------
                                             Name:  Neil A. Torpey
                                             Title: Assistant Secretary